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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 25, 2003
                                 Date of Report

                            LNR PROPERTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                  001-13223                  65-0777234
(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)          Identification Number)



1601 Washington Avenue, Suite 800, Miami Beach, Florida                 33139
       (Address of Principal Executive Offices)                       (Zip Code)



                                 (305) 695-5500
              (Registrant's Telephone Number, Including Area Code)

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Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.      Description of Document
-----------      -----------------------
99.1             Press release issued by LNR Property Corporation on
                 March 25, 2003.


Item 9.   Regulation FD Disclosure.

        On March 25, 2003, LNR Property Corporation (the "Company") issued a press release reporting its financial results for the quarterly period ended February 28, 2003 (the "Press Release"). On March 26, 2003, the Company hosted a conference call and webcast related to the Press Release, during which it stated that its earnings per share goals for the fiscal year ending November 30, 2003 were between $3.70 and $3.90. The Company also indicated that its earnings per share goals for the quarter ending May 31, 2003 were between $0.55 and $0.65. A copy of the Press Release is filed as an exhibit to this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2003

                            By:  /s/ Shelly Rubin
                               -----------------------------------------
                               Name:  Shelly Rubin
                               Title: Vice President and Chief Financial Officer
                                      (Principal Financial Officer)




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                                  EXHIBIT INDEX

Exhibit No.      Description of Document
-----------      -----------------------
99.1             Press release issued by LNR Property Corporation on
                 March 25, 2003.